UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2021

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A

Los Angeles, CA 90010

(Address of Principal Executive Offices) (Zip Code)

(213) 382-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)        Election of Directors

On January 27, 2021, Hanmi Financial Corporation (the "Company"), a Delaware corporation and its wholly-owned subsidiary, Hanmi Bank (the "Bank"), appointed Gideon Yu to the Board of Directors of Company and Bank.

Mr. Yu is currently a co-owner and former President of the San Francisco 49ers. Mr. Yu holds the distinction of being the first President of color of any team in the history of the National Football League.  Mr. Yu previously served as the Chief Financial Officer of Facebook and YouTube. Mr. Yu was also a General Partner at Khosla Ventures, a venture capital firm focused on early-stage technology companies, where he led the firm's investment in Square, Inc. and was its first outside board member.

Mr. Yu serves on the Board of Trustees of the Monterey Bay Aquarium and the Council of Korean Americans, and is on the National Leadership Council of the Navy SEAL Foundation.

Upon his appointment to the Board, Mr. Yu became entitled to the Company's customary non-employee director compensation. Mr. Yu was appointed to the Compensation and Human Resources Committee and the Risk, Compliance and Planning Committee of the Company Board, as well as the Asset Liability Committee of the Bank.

There are no arrangements or understandings between Mr. Yu and any other persons pursuant to which he was selected as a director.  There are no family relationships between Mr. Yu and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.  No information is required to be disclosed with respect to Mr. Yu pursuant to Item 404(a) of Regulation S-K.

A copy of the Company's press release announcing Mr. Yu's appointment is included as Exhibit 99.1 to this report and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits	Description

	99.1	Press release issued by Hanmi Financial Corporation dated January 28, 2021
	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: January 28, 2021	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer